EARNINGS PER SHARE ("EPS") (Schedule of Earnings per Share) (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Numerator for EPS:
Net Income (loss)	$ 16,822	$ 11,167	$ 4,672
Denominator for EPS:
Weighted average shares outstanding - Basic	12,075,678	10,363,978	8,961,689
Dilutive shares	207,634	851,849	122,333
Weighted average shares outstanding - Diluted	12,283,312	11,215,827	9,084,022
EPS:
Basic	$ 1.39	$ 1.08	$ 0.52
Diluted	$ 1.37	$ 1	$ 0.51